UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2012

Teledyne Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1049 Camino Dos Rios
Thousand Oaks, California		91360-2362
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 373-4545

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 26, 2012, Teledyne Technologies Incorporated issued a press release with respect to its fourth quarter 2011 and full year 2011 financial results. That press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The information furnished pursuant to this Item 2.02 shall in no way be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

On January 24, 2012, the Personnel and Compensation Committee of Teledyne’s Board of Directors took the following actions:

(a) The Committee authorized payment of Annual Incentive Plan (“AIP”) cash bonus awards to each of the Named Executive Officers identified in Teledyne’s 2011 Proxy Statement with respect to the fiscal year ended January 1, 2012. AIP award opportunities are expressed as a percentage of a participant’s base salary and are based on the achievement of pre-defined performance measures, with up to 200% of the target award eligible to be paid in the case of significant over-achievement. The majority of the award is based on Teledyne’s achievement of certain financial performance goals, with a smaller portion tied to the achievement of pre-established individual goals. Generally, 40% of the awards are tied to the achievement of predetermined levels of operating profit, 25% to the achievement of predetermined levels of revenue, 15% to the achievement of predetermined levels of accounts receivable and inventory as a percentage of revenue and 20% to the achievement of specified individual performance objectives. These predetermined levels may vary by business unit. In addition, a discretionary adjustment of plus or minus 20% is allowed, unless otherwise determined by the Committee. AIP awards are generally paid from a pool of up to 11% of operating profit, subject to modification by the Committee. No AIP bonus will be earned in any year unless operating profit is positive, after accruing for bonus payments, and operating profit is at least 75% of the operating plan, subject in each case to modification by the Committee.

The following table sets forth the AIP cash bonus payments that will be paid for the fiscal year ended January 1, 2012, to the Named Executive Officers identified in Teledyne’s 2011 Proxy Statement. The bonus awards reflect favorable 2011 operating results compared to 2010 and the 2011 business plan, the respective executive’s individual performance and other factors:

Name	Position	2011 Bonus
Robert Mehrabian	Chairman, President and Chief Executive Officer	$1,850,000
John T. Kuelbs	Executive Vice President, General Counsel and Secretary	$506,700
Dale A. Schnittjer	Senior Vice President and Chief Financial Officer	$477,100
Aldo Pichelli	President and Chief Operating Officer, Instrumentation, Digital Imaging and Aerospace and Defense Electronics Segments	$425,500
Rex D. Geveden	President, Engineered Systems Segment; and President, Teledyne Scientific & Imaging, LLC	$265,000

(b) The Committee approved the 2012 goals for the Annual Incentive Plan cash bonus awards to each of Teledyne’s Named Executive Officers. AIP awards for 2012 are to be based on the same financial and non-financial measures described above for the fiscal year ended January 1, 2012.

For 2012, subject to the performance measures and discretion of the Committee, as noted above, the following Named Executives Officers are eligible for a target AIP cash bonus based on the following percentage of their annual base salary:

Name	Position	2012 AIP Award Eligibility as a % of Base Salary
Robert Mehrabian	Chairman, President and Chief Executive Officer	100%
John T. Kuelbs	Executive Vice President, General Counsel and Secretary	60%
Dale A. Schnittjer	Senior Vice President and Chief Financial Officer	60%
Aldo Pichelli	President and Chief Operating Officer, Instrumentation, Digital Imaging and Aerospace and Defense Electronics Segments	60%
Rex D. Geveden	President, Engineered Systems Segment; and President, Teledyne Scientific & Imaging, LLC	60%

(c) The Committee established a new three-year cycle under Teledyne’s Performance Share Program for key employees, including the Named Executive Officers, which was previously established under the Teledyne Technologies Incorporated 2008 Incentive Award Plan. Performance Share Program awards are intended to reward executives to the extent Teledyne achieves specific pre-established financial performance goals and provides a greater long-term return to shareholders relative to a broader market index. The Performance Share Program provides grants of performance share units, which key officers and executives may earn if Teledyne meets specified performance objectives over a three-year period (2012, 2013 and 2014). Forty percent of the award is based on the achievement of specified levels of operating profit, 30% on the achievement of specified levels of revenue and 30% on the achievement of specified levels of return to shareholders. No awards are made if the three-year aggregate operating profit is less than 75% of target, unless the Committee determines otherwise. A maximum of 200% for each component can be earned if 120% of the target is achieved. For the 2012-2014 performance cycle, established by the Committee at its January 24, 2012 meeting, the Russell 2000 Index is the benchmark for the specified return to shareholders component. Awards are generally paid to the participants in three annual installments after the end of the performance cycle so long as they remain employed. For the 2012-2014 performance cycle, payments under the award will be made 100% in cash.

For 2012-2014 Performance Share Program performance cycle, the following Named Executives Officers are eligible for a target award based on the following percentage of their annual base salary:

Name	Position	Participation as a % of Base Salary
Robert Mehrabian	Chairman, President and Chief Executive Officer	150%
John T. Kuelbs	Executive Vice President, General Counsel and Secretary	125%
Dale A. Schnittjer	Senior Vice President and Chief Financial Officer	125%
Aldo Pichelli	President and Chief Operating Officer, Instrumentation, Digital Imaging and Aerospace and Defense Electronics Segments	125%
Rex D. Geveden	President, Engineered Systems Segment; and President, Teledyne Scientific & Imaging, LLC	125%

(d) The Committee approved a new annual base salary for Rex D. Geveden of $361,000.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1         Press Release announcing fourth quarter 2011 and full year 2011 financial results dated January 26, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/S/ DALE A. SCHNITTJER
Dale A. Schnittjer
Senior Vice President and Chief Financial Officer

Dated January 26, 2012

EXHIBIT INDEX

Description

Exhibit 99.1         Press Release announcing fourth quarter 2011 and full year 2011 financial results dated January 26, 2012